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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 13, 2001
                Date of report (Date of earliest event reported)



                             iNTELEFILM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               MINNESOTA                          0-21534                         41-1663712
     (State or Other Jurisdiction               (Commission                     (IRS Employer
           of Incorporation)                    File Number)                Identification Number)


        6385 OLD SHADY OAK ROAD, SUITE 290, EDEN PRAIRIE, MN 55344-3299
          (Address of Principal Executive Offices, including Zip Code)


                                 (952) 925-8840
              (Registrant's Telephone Number, including Area Code)

                 5501 Excelsior Boulevard, Minneapolis, MN 55416
                                (Former Address)




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ITEM 5 OTHER EVENTS

         Reference is made to the press releases issued to the public by the registrant on September 13, 2001 and October 8, 2001, attached hereto as exhibits 99.1 and 99.2, respectively, relating to the election of Mark A. Cohn as Chairman of the Board, President and Chief Executive Officer of the registrant and its majority owned subsidiary, WebADTV, Inc.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      99.1     Press Release dated September 13, 2001.

                  99.2     Press Release dated October 8, 2001.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 10, 2001.


                                         iNTELEFILM Corporation



                                         By:/s/ Mark A. Cohn
                                            ------------------------------------
                                             Mark A. Cohn, President and Chief
                                             Executive Officer






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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER           DESCRIPTION

   99.1           Press Release dated September 13, 2001.

   99.2           Press Release dated October 8, 2001.












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